UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2021

OCWEN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-13219	65-0039856
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1661 Worthington Road, Suite 100

West Palm Beach, Florida 33409

(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 682-8000

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	OCN	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On October 4, 2021, Ocwen Financial Corporation (“Ocwen” or the “Company”) issued a press release announcing that its subsidiary, PHH Mortgage Corporation (“PHH”), closed its previously announced transaction with Reverse Mortgage Solutions, Inc. (“RMS”) and its parent, Mortgage Assets Management, LLC (“MAM”). A copy of such press release is furnished as Exhibit 99.1 to this report.

The information in Item 7.01 of this report, including the information in the press release attached as Exhibit 99.1 to this report, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this report, including the information in the press release attached as Exhibit 99.1 to this report, shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933, as amended.

Item 8.01 Other Events.

On October 1, 2021, PHH closed its previously announced asset purchase agreement (the “Agreement”) with RMS and MAM under which PHH acquired substantially all of the operations, assets and employees of the RMS reverse mortgage servicing platform, as well as the outstanding equity interests in the RMS Real Estate Owned business, REO Management Solutions, LLC (“REO”). The aggregate purchase price at closing was approximately $12.4 million, subject to certain holdbacks and adjustments. Concurrent with the closing of the transaction, PHH became the subservicer under a five-year subservicing agreement for reverse mortgages owned by RMS and MAM and assumed approximately 350 reverse servicing and REO employees. In addition, certain third-party subservicing agreements were assigned from RMS to PHH, as a result of which PHH became the subservicer for approximately 57,000 reverse mortgages representing approximately $14.3 billion in unpaid principal balance (“UPB”) that were transferred to PHH’s reverse servicing platform concurrent with the closing.

PHH expects to begin servicing its owned portfolio of approximately 34,000 reverse mortgages, representing a UPB of approximately $6.7 billion, in the fourth quarter of 2021, subject to final approvals by counterparties and other customary approvals and conditions.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release of Ocwen Financial Corporation dated October 4, 2021
104	Cover Page Interactive Data File formatted in online XBRL (included as Exhibit 101)

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by a reference to a future period or by the use of forward-looking terminology. Forward-looking statements are typically identified by words such as “expect”, “believe”, “foresee”, “anticipate”, “intend”, “estimate”, “goal”, “strategy”, “plan” “target” and “project” or conditional verbs such as “will”, “may”, “should”, “could” or “would” or the negative of these terms, although not all forward-looking statements contain these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Readers should bear these factors in mind when considering such statements and should not place undue reliance on such statements.

Forward-looking statements involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially. In the past, actual results have differed from those suggested by forward looking statements and this may happen again. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, PHH’s ability to obtain the necessary counterparty approvals to begin servicing its owned reverse servicing portfolio, and the timing for doing so; the Company’s ability to integrate the acquired mortgage servicing business and RMS and REO employees with the Company’s existing operations and to achieve the expected benefits from the transaction, including with respect to enabling future growth; the Company’s ability to close other bulk mortgage servicing right (“MSR”) acquisitions, including the ability to obtain regulatory approvals, enter into definitive financing arrangements, and satisfy closing conditions, and the timing for doing so; uncertainty relating to the continuing impacts of the COVID-19 pandemic, including with respect to the response of the U.S. government, state governments, the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac, and together with Fannie Mae, the GSEs), the Government National Mortgage Association (Ginnie Mae) and regulators; the potential for ongoing COVID-19 related disruption in the financial markets and in commercial activity generally, increased unemployment, and other financial difficulties facing the Company’s borrowers; the adequacy of the Company’s financial resources, including its sources of liquidity and ability to sell, fund and recover servicing advances, forward and reverse whole loans, and Home Equity Conversion Mortgage and forward loan buyouts and put backs, as well as repay, renew and extend borrowings, borrow additional amounts as and when required, meet its MSR or other asset investment objectives and comply with its debt agreements, including the financial and other covenants contained in them; increased servicing costs based on increased borrower delinquency levels or other factors; as well as other risks and uncertainties detailed in Ocwen’s reports and filings with the SEC, including its annual report on Form 10-K for the year ended December 31, 2020 and its current and quarterly reports since such date. Anyone wishing to understand Ocwen’s business should review its SEC filings. Our forward-looking statements speak only as of the date they are made and, we disclaim any obligation to update or revise forward-looking statements whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OCWEN FINANCIAL CORPORATION
(Registrant)

Date: October 4, 2021	By:	/s/ June C. Campbell
June C. Campbell
Chief Financial Officer